Creating a Better Future July 1, 2009 Christopher Gallen, CEO, Neuromed Robert Forrester, Interim CEO, CombinatoRx EXHIBIT 99.2

© 2009 CombinatoRx, Incorporated. All rights reserved.
CONFIDENTIAL
Forward Looking Statements
This presentation contains forward-looking statements within the meaning of the Private Securities
Litigation Reform Act of 1995 concerning CombinatoRx, the proposed transaction with Neuromed, the expected timetable for completing the transaction, financial condition, future business prospects and market conditions for the combined entity, benefits and synergies of the transaction, including product candidates and their development and commercial potential, drug discovery technology, business development plans, intellectual property and plans for other research and development programs. These forward-looking statements are based on the current estimates and assumptions of the management of CombinatoRx as of the date of this presentation and are subject to risks, uncertainties, assumptions and other factors that may cause actual results to be materially different from those reflected in such forward-looking statements.
Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include: conditions affecting the markets in which CombinatoRx and
Neuromed operate; the uncertainty of regulatory approvals; the ability of CombinatoRx and
Neuromed to successfully integrate their respective operations; the ability to realize anticipated synergies and cost savings; outcomes and timing of the regulatory approval process; and the other risks discussed in this presentation and others that can be found in the "Risk Factors"
section of the CombinatoRx Annual Report on Form 10-K on file with the Securities and Exchange
Commission, and the other filings made by CombinatoRx with the Securities and Exchange
Commission.  No forward-looking statement can be guaranteed and actual results may differ materially from those CombinatoRx projects. CombinatoRx is providing this information as of the date of this presentation and does not undertake any obligation to publicly update any forward-
looking statements contained in this document as a result of new information, future events or otherwise, except as required by law.

© 2009 CombinatoRx, Incorporated. All rights reserved.
CONFIDENTIAL
CombinatoRx
Mid-stage pipeline of product
candidates in pain, inflammation
and diabetes
Strong discovery alliances
Publicly listed with solid
shareholder base
Neuromed
Late-stage partnered product -
providing near-term non-dilutive
cash flow
Experienced product
development management team
Exciting early-stage product
candidates in pain and epilepsy
The Transaction
All-stock merger of equals
Novel contingent value terms around Exalgo™ approval
Cash to continue operations into 2012
The Result
Sustainable drug development company with
products and milestones to drive near-term
valuation and build a sustainable future.
A Synergistic Merger for Long-term Success

© 2009 CombinatoRx, Incorporated. All rights reserved.
CONFIDENTIAL
Complimentary Product Pipeline
Discovery Preclinical Phase I Phase II Phase III
Exalgo
™
(Mallinckrodt)
Pain
Synavive
™
OA/RA
CRx-401
Type 2 Diabetes
CRx-170
Pain
CRx-191/197
Topical
Dermatology
CRx-601
Parkinson’s
Prednisporin™
(Fovea)
Ophthalmic
CCI’s: N,T,&N/T
Pain
CCI’s: N,T,&N/T
Epilepsy
BCM
B Cell
Malignancies
Novartis
Oncology
Current Neuromed Pipeline Current CombinatoRx Pipeline

© 2009 CombinatoRx, Incorporated. All rights reserved.
CONFIDENTIAL
U.S. Commercial Partnership with Mallinckrodt – May 2009
•
Compelling vision for franchise / product over long term
• $15M upfront payment received
• $16M for future development reimbursement
• $30 - $40M milestone payment upon approval
• Significant tiered royalties on future sales post-approval
Well Defined Regulatory Approval Path
• Identical product approved in EU under the name JURNISTA
®
• Successful Phase 3 trial expected to meet SPA requirements
• Complete response submission under review by FDA
• PDUFA date set for Nov. 22, 2009
Extensive Clinical Testing
• 11 phase 2/3 studies in over 2200 patients
• Phase 3 pivotal trial of 268 randomized patients met primary endpoint with p value of <0.00001
Extended
release
Hydromorphone
(Dilaudid)
Exalgo
™
Targeted indication:
Moderate-to-severe
chronic pain

Exalgo™ – Significant Product Opportunity

© 2009 CombinatoRx, Incorporated. All rights reserved.
CONFIDENTIAL
Exalgo™ – Significant Product Opportunity
US Long Acting Opioid (LAO) Market Large and Growing
• 2008: 22 million Rxs - annual growth rate of 9.3%
(IMS)
• 2008: $4.8 billion in sales – annual growth rate of 18%
(IMS)
Strong performance of Opana ER- most recent LAO
launched in US
• Launched in US by Endo in July 2006
•
2007: 1% Rx share & 2% $ share or $83 million (IMS)
•
2008: 2% Rx share & 3.4% $ share or $164 million (IMS)
Strong launch performance of JURNISTA
®
in Germany
• Launched in Germany in 2006 by Janssen-Cilag
•
2008: 3% Rx share & 5% $ share (IMS)
Extended
release
Hydromorphone
(Dilaudid)
Exalgo
™
Targeted indication:
Moderate-to-severe
chronic pain

© 2009 CombinatoRx, Incorporated. All rights reserved.
CONFIDENTIAL
Currently no LA form of hydromorphone available in US
• Only opioid of the 5 major strong opioids (i.e. morphine,
oxycodone, oxymorphone, fentanyl & hydromorphone) that does
not have a complimentary long acting formulation – key
opportunity for Exalgo
US Prescribing
audience very familiar with
hydromorphone
IR
• 2.5million Rxs in 2008 - representing 19% share of Short Acting
Opioid
market with annual growth at 17% (IMS)
• Provides strong foundation for Exalgo growth
Highly concentrated prescriber audience in US facilitates
efficient marketing
and sales
• 11,500 prescribers which represent ~5% of total LAO prescribers
(247,000) account for 50% of total LAO Rxs
(WoltersKluwer
Health, May2008)
Exalgo™ – Significant Product Opportunity
Extended
release
Hydromorphone
(Dilaudid)
Exalgo
™
Targeted indication:
Moderate-to-severe
chronic pain

© 2009 CombinatoRx, Incorporated. All rights reserved.
CONFIDENTIAL
Dissociated steroid with immuno-inflammatory benefits
of glucocorticoids without associated side effects
• Potential NSAID/COXIB replacement in OA
• Replacement of, or add-on to, some NSAIDS, steroids and
DMARDs in RA.
• Utility of approach published in AR&T
Efficacy observed in multiple Phase 2 studies
•
Knee OA
-19.5 mm WOMAC benefit vs. placebo and 8 mm
vs. prednisolone
•
Hand OA
- SS AUSCAN pain improvement vs. placebo;
hand pain benefit 45% vs. 23% placebo, 26% prednisolone
•
RA -
SS ACR 20 of 63%
compared to 28% placebo
• Safe and well-tolerated - no glucocorticoid-related AE’s
Aligned release formulation provides oral/once-daily
Next Steps:
• Complete 1-year safety extension trial
Multiple Clinically Validated Product Assets
Dipyridamole
MR
Prednisolone
DR
Prednisolone
IR
Synavive™
Targeted indications
include:
• Osteoarthritis
• Rheumatoid Arthritis
• Glucocorticoid-
Responsive Diseases

© 2009 CombinatoRx, Incorporated. All rights reserved.
CONFIDENTIAL
Novel anti-diabetic agent for poorly controlled diabetes
patients with elevated triglycerides and low HD
• Reduce hyperglycemia without weight gain
• Lower elevated triglycerides (TG)
• Elevate high-density lipoprotein cholesterol (HDL)
Efficacy Observed in Type 2 Diabetes Phase 2a Trial
• Statistically significant on primary endpoint of FPG
• Positive trend on multiple secondary endpoints (glucose
control, HbA1c, HOMA-IR, CRP, etc.)
• Safe and well-tolerated
Bezafibrate marketed in EU, Canada, etc. – NCE in U.S.
COM and MOU patent applications with coverage to 2025
Next Steps:
• Develop proprietary fixed-dose formulation
Multiple Clinically Validated Product Assets
Bezafibrate SR
Diflunisal IR
Target indications include:
Metabolic Syndromes
Current Stage:
Clinical
*proposed bi-layered formulation
in development
*
CRx-401

© 2009 CombinatoRx, Incorporated. All rights reserved.
CONFIDENTIAL
Fovea Collaboration Initiated in 2006
• $30M in future milestones plus royalties on sales
• All development fully funded by Fovea
Potentially First Combo Therapy for Persistent Allergic
Conjunctivitis
• Targeting efficacy of potent steroid with improved safety
profile
• Concept discovered and patented by CRXX
• Positive POC results in persistent allergic conjunctivitis
• Currently in Phase 2 clinical development
Next Steps:
• Fovea to complete Phase 2
Multiple Clinically Validated Product Assets
Prednisolone Acetate
Cyclosporin A
Target indications include:
Persistent Allergic
conjunctivitis
Current Stage:
Clinical
*pimage is representative of
delivery method
Prednisporin™
*

CombinatoRx
See Us. See the Future.

DANA-FARBER
HARVARD MEDICAL SCHOOL

nature chemical biology
Focus on Chemical Systems Biology

© 2009 CombinatoRx, Incorporated. All rights reserved.
CONFIDENTIAL
Unique Discovery Capabilities
Systems
biology
approach
•
Novartis collaboration
• Product opportunities and milestones
•
B-cell malignancy program
•
Calcium Channel Inhibitors
• N,T and N/T types
Validated Drug Discovery Technology

CombinatoRx
See Us. See the Future.

NOVARTIS CombinatoRx

© 2009 CombinatoRx, Incorporated. All rights reserved.
CONFIDENTIAL
CRXX-Novartis Oncology Collaboration (May ‘09)
Discovery of novel anti-cancer
combinations
• $4m upfront; 2 yr research funding
• Up to $58m milestones per
combination
• Non-exclusive
Major effort in scale and potential
translation to clinic
• Uniquely enabled by CRXX discovery
and informatics capabilities
• Broad spectrum of cell lines/cancers
• Robust compound library including
standards of care
Valuable outputs for both partners
• New development opportunities for
NVS marketed and clinical compounds
• New development opportunities for
CRXX
• New biology and intellectual property
Systematic discovery of
pathways and targets
conferring selectivity and
enabling patient stratification
Oncology pipeline
Compound library
cHTS/Chalice
Compound library
Enable exploration of important
differences in response by cancer type,
including genotype and other mutational
differences

100
80
60
40
20
0
Cell Death (Percent of Control)
0
0.0625
0.125
0.25
0.5
1
2
4
Dexamethasone (uM)
Dex
Dex + 400 pM Sal

© 2009 CombinatoRx, Incorporated. All rights reserved.
CONFIDENTIAL
B Cell Malignancy Program: Novel MOA’s
Identification of novel, anti-cancer targets in Multiple Myeloma and other B Cell malignancies
Synergy observed with Multiple Myeloma Standard of Care drugs
(Dexamethasone, Lenalidomide, Melphalan, Bortezomib and Doxorubicin)
May be compelling add-on to current drug regimens
b2AR agonists increase the potency and
efficacy of Dexamethasone
b2AR and Dexamethasone Combination
Activity in Velcade, Revlimid, Dex and
transplant resistant patient tumor cells
A2A and b2AR Agonists Trigger Synergistic Induction of Tumor Cell Death

Efficacy boost
Potency shift

© 2009 CombinatoRx, Incorporated. All rights reserved.
CONFIDENTIAL
© Copyright Neuromed
ION Calcium Channel Blocker
N-type
NERVOUS SYSTEM
chronic inflammatory pain
chronic neuropathic pain
anxiety
ischemia
traumatic brain injury
addiction
T-type
NERVOUS SYSTEM, HEART,
VASCULAR
acute and chronic pain
epilepsy,
hypertension
cancer, sleep disorders
L-type
HEART, VASCULAR
hypertension
arrythmias
angina
Proposed indications:
•acute or chronic pain
•epilepsy
Channel
Family
Acute
Pain
Inflammatory
Pain
Neuropathic
Pain
N-type
Ca
v
2.2
NO YES YES
T-type
Ca
v
3.1
Ca
v
3.2
Ca
v
3.3
YES YES YES

© 2009 CombinatoRx, Incorporated. All rights reserved.
CONFIDENTIAL
Management team with proven research/development track record
• CEO: Christopher Gallen, M.D., Ph.D.
• Scripps, Quintiles, PRWW, Pharmacia, Wyeth
• Key participant – Aricept, Provigil, Periostat, Xyrem, Xanax XR, Exalgo
• EVP & COO: Robert Forrester, LLB
• Coley, MeesPierson (Fortis Group), BZW, UBS, Clifford Chance
• SVP, CFO: Justin Renz
• Serono, Coley, ArQule
• SVP, Chief Development Officer: Gene Wright, Ph.D.,
• Pharm.D, S-P- Pharmacia, Biovail, Schering Plough
• SVP, CSO: Terrance  P. Snutch, Ph.D.
• University of British Columbia, Founder of Neuromed
• SVP, General Counsel: Jason Cole, J.D.
• Ropes & Gray
Experienced Leadership Team

© 2009 CombinatoRx, Incorporated. All rights reserved.
CONFIDENTIAL
Experienced Leadership Team

Proposed Board of Directors
• Frank Haydu, Chairman
• Mark Corrigan, MD, EVP, R&D, Sepracor Inc.
• Sally W. Crawford, former COO of Healthsource
• Todd Foley, Managing Director, MPM Capital Ltd;
• William L. Hunter, MD, MSc, Chairman, President & CEO, Angiotech
Pharmaceuticals Inc.
• Michael G. Kauffman, MD, Ph.D., CMO, Proteolix
• W. James O’Shea, former COO, Sepracor, Inc.
• Hartley T. Richardson, President & CEO, James Richardson & Sons
• Christopher C. Gallen, MD, PhD, President & CEO
• Robert Forrester, EVP and COO

© 2009 CombinatoRx, Incorporated. All rights reserved.
CONFIDENTIAL
Operations
Merger completion
Focused operating plan
Products
Exalgo partnership
Exalgo approval/launch
Exalgo revenue stream
Pipeline
Synavive 12 month OA safety data
Retooled pipeline priorities
Clinical initiations and data points
Publications
Potential Near-term Value-Creating Events

™
™
™
™

© 2009 CombinatoRx, Incorporated. All rights reserved.
CONFIDENTIAL
Important Additional Information Will be Filed with the SEC
This presentation does not constitute an offer of any securities for sale. In connection with the merger, CombinatoRx intends to file with the SEC a registration statement on
Form S-4, which will include a proxy statement/prospectus of CombinatoRx and
Neuromed and other relevant materials in connection with the proposed transactions.
Investors and security holders of CombinatoRx are urged to read the proxy statement/prospectus and the other relevant material when they become available because they will contain important information about CombinatoRx, Neuromed and the proposed transaction.  The proxy statement/prospectus and other relevant materials (when they become available), and any and all documents filed with the
SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov.  In addition, investors and security holders may obtain free copies of the documents filed with the SEC by CombinatoRx by directing a written request to CombinatoRx,
Incorporated, 245 First Street, Third Floor, Cambridge, MA 02142, Attention: Secretary.
INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY
STATEMENT/PROSPECTUS AND THE OTHER RELEVANT MATERIALS WHEN THEY
BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION
WITH RESPECT TO THE PROPOSED TRANSACTIONS.
CombinatoRx and its respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the security holders of CombinatoRx in connection with the merger.  Information about the executive officers and directors of
CombinatoRx and their ownership of CombinatoRx common stock is set forth in
Amendment No. 1 to the CombinatoRx Annual Report on Form 10-K, which was filed with the SEC on April 30, 2009.  Investors and security holders may obtain additional information regarding the direct and indirect interests of CombinatoRx, Neuromed and their respective executive officers and directors in the merger by reading the proxy statement /prospectus regarding the merger when it becomes available.